EXHIBIT 24

POWERS OF ATTORNEY

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Arthur H. Baer
Arthur H. Baer
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Peter R. Call
Peter R. Call
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/John P. Gaylord
John P. Gaylord
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Susan A. Henry
Susan A. Henry
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Samuel T. Hubbard, Jr.
Samuel T. Hubbard, Jr.
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Thomas Paulson
Thomas Paulson
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Kraig H. Kayser or Timothy J. Benjamin as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2014 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Susan W. Stuart
Susan W. Stuart
Director